UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145	95-4160558
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The description set forth below is qualified in its entirety by the full text of the respective document to which it refers, which document is filed herewith.

Item 1.01 Entry into a Material Definitive Agreement

On June 30, 2006, Lyondell Chemical Company (“Lyondell”) entered into an amendment (the “Amendment”) to its Amended and Restated Credit Agreement, dated December 16, 2004 (the “Credit Agreement”), among Lyondell, the banks and financial institutions party thereto including JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, and Citicorp USA, Inc., Credit Suisse First Boston and Societe Generale as Co-Documentation Agents. Among other things, the Amendment provides for additional subsidiary guarantees and other collateral, and in certain circumstances limits the pledge of equity interests and other securities. The Amendment also excludes Millennium Chemicals Inc., a wholly owned subsidiary of Lyondell, from certain default provisions. In addition, the Amendment addresses certain matters in connection with the potential sale of LYONDELL-CITGO Refining LP, Lyondell’s 58.75% owned joint venture. The Amendment is being filed with this Current Report on Form 8-K as Exhibit 4.6(a).

On June 30, 2006, Lyondell entered into the following supplemental indentures (the “Supplemental Indentures”) to reflect the additional subsidiary guarantees under the Amendment discussed above: (1) Third Supplemental Indenture dated as of June 30, 2006 to the Indenture among Lyondell, the subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of May 17, 1999, for 9 5/8% Senior Secured Notes, Series A, due 2007; (2) Third Supplemental Indenture dated as of June 30, 2006 to the Indenture among Lyondell, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, dated as of May 17, 1999, for 10 7/8% Senior Subordinated Notes due 2009; (3) Second Supplemental Indenture dated as of June 30, 2006 to the Indenture among Lyondell, the Subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of December 4, 2001, for 9 1/2% Senior Secured Notes due 2008; (4) First Supplemental Indenture dated as of June 30, 2006 to the Indenture among Lyondell, the Subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of July 2, 2002, for 11 1/8% Senior Secured Notes due 2012; and (5) First Supplemental Indenture dated as of June 30, 2006 among Lyondell, the Subsidiary guarantors party thereto, and The Bank of New York as Trustee, dated as of May 20, 2003, for 10 1/2% Senior Secured Notes due 2013. Each of the Supplemental Indentures is being filed with this Current Report on Form 8-K.

On June 30, 2006, in connection with the Amendment discussed above, the Amended and Restated Limited Partnership Agreement of Equistar Chemicals, LP (“Equistar”), a joint venture between subsidiaries of Lyondell and Millennium Chemicals Inc., was also amended (the “Partnership Agreement Amendment”) to allow partners of Equistar to provide guarantees, to pledge all their interests in Equistar, and to provide credit and other financial support for any indebtedness, including Lyondell’s debt. The Partnership Agreement Amendment is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.26(a).

2

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

4.6(a)	Amendment No. 1 dated as of June 30, 2006 to the Amended and Restated Credit Agreement dated as of December 16, 2004 among Lyondell Chemical Company, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, and Citicorp USA, Inc., Credit Suisse First Boston and Societe Generale as Co-Documentation Agents

4.9(b)	Third Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 9 5/8% Senior Secured Notes, Series A, due 2007

4.10(b)	Third Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 10 7/8% Senior Subordinated Notes due 2009

4.12(c)	Second Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 9 1/2% Senior Secured Notes due 2008

4.13(b)	First Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 11 1/8% Senior Secured Notes due 2012

4.17(b)	First Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 10 1/2% Senior Secured Notes due 2013

10.26(a)	Amendment to Amended and Restated Limited Partnership Agreement of Equistar Chemicals, LP dated as of June 30, 2006 (filed as Exhibit 3.2(a) to Equistar’s Current Report on Form 8-K dated as of June 30, 2006 and incorporated herein by reference)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:	/s/ Kerry A. Galvin
Name:	Kerry A. Galvin
Title:	Senior Vice President & General Counsel

Date: July 6, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
4.6(a)	Amendment No. 1 dated as of June 30, 2006 to the Amended and Restated Credit Agreement dated as of December 16, 2004 among Lyondell Chemical Company, the lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, Bank of America, N.A. as Syndication Agent, and Citicorp USA, Inc., Credit Suisse First Boston and Societe Generale as Co-Documentation Agents

4.9(b)	Third Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 9 5/8% Senior Secured Notes, Series A, due 2007

4.10(b)	Third Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 10 7/8% Senior Subordinated Notes due 2009

4.12(c)	Second Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 9 1/2% Senior Secured Notes due 2008

4.13(b)	First Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 11 1/8% Senior Secured Notes due 2012

4.17(b)	First Supplemental Indenture dated as of June 30, 2006 among Lyondell Chemical Company as Company, the Subsidiary Guarantors party thereto, and The Bank of New York as Trustee, for 10 1/2% Senior Secured Notes due 2013

10.26(a)	Amendment to Amended and Restated Limited Partnership Agreement of Equistar Chemicals, LP dated as of June 30, 2006 (filed as Exhibit 3.2(a) to Equistar’s Current Report on Form 8-K dated as of June 30, 2006 and incorporated herein by reference)